UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2015

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 6, 2015, we issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that Novo Nordisk A/S has notified us of its intention to not continue the Collaboration, Development and License Agreement dated January 31, 2014 between Novo Nordisk A/S and our wholly owned subsidiary, ZP Opco, Inc.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press release dated July 6, 2015, entitled “Zosano Pharma Announces Discontinuation of Novo Nordisk GLP-1 Patch Collaboration”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: July 6, 2015	By:	/s/ Vikram Lamba
Name: Vikram Lamba
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated July 6, 2015, entitled “Zosano Pharma Announces Discontinuation of Novo Nordisk GLP-1 Patch Collaboration”